UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 001-36706

Pennsylvania	51-0534721
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Market Street,	Carmichaels,	PA	15320
(Address of principal executive offices)			(Zip code)

(724)	966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 20, 2025, the Board of Directors of CB Financial Services, Inc. (the "Company") appointed Craig L. Kauffman to the Board of Directors, to serve in the class of Directors with terms expiring in 2026. The Board of Directors of Community Bank, the Company's bank subsidiary also appointed Mr. Kauffman to serve on its Board of Directors.
Mr. Kauffman's appointment to the Board of Directors was not pursuant to any arrangement or understanding between him and any other persons, pursuant to which he was selected as a Director.
Mr. Kauffman serves on the Audit and Compliance Committees of the Company's Board of Directors.
Since the beginning of the Company's last fiscal year on January 1, 2024, there are no transactions, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Kauffman had or will have a direct or indirect material interest.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with Mr. Kauffman's appointment to the Company's Board of Directors, the Company amended Section 4.17 of its Bylaws to read in its entirety as follows (deleted language is stricken and amendatory language is italicized and bolded):

"4.17    Residency Requirement. Each director of the Company must maintain his or her permanent or primary residence within a lending territory delineated in the loan and credit policies ~~20 miles of an office (branch or loan production office)~~ of Community Bank, the Company's bank subsidiary."

A copy of the Amended and Restated Bylaws is filed as an exhibit hereto and is incorporated in this Item 5.03 by reference.
Item 9.01. Financial Statements and Exhibits.
a.Not applicable.

b.Not applicable.

c.Not applicable.

d.Exhibits

3.1    Amended and Restated Bylaws
99.1    Craig L. Kauffman Joins Board of Directors of CB Financial Services, Inc.
101    Cover Page Interactive Data File (embedded in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: November 24, 2025	By:	/s/ John H. Montgomery
John H. Montgomery
President and Chief Executive Officer

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